Exhibit 3.31

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “CPP/BELWIN, INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE TENTH DAY OF MAY, A.D. 1988, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “C.P.P. ACQUISITION CORP.” TO “CPP/BELWIN, INC.”, FILED THE THIRTY-FIRST DAY OF MAY, A.D. 1988, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE EIGHTH DAY OF AUGUST, A.D. 1988, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIFTH DAY OF AUGUST, A.D. 1988, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 1989, AT 9 O’CLOCK A.M.

RESTATED CERTIFICATE, FILED THE TWENTY-SEVENTH DAY OF MARCH, A.D. 1992, AT 4 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE FOURTEENTH DAY OF MAY, A.D. 1996, AT 10 O’CLOCK A.M.

[SEAL]	/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

2160425 8100H	AUTHENTICATION: 2876746

040036275	DATE: 01-16-04

CERTIFICATE OF OWNERSHIP, FILED THE SEVENTH DAY OF JUNE, A.D. 2000, AT 4 O’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE SEVENTH DAY OF JUNE, A.D. 2000, AT 4:01 O’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE SEVENTH DAY OF JUNE, A.D. 2000, AT 4:02 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

[SEAL]	/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

2160425 8100H	AUTHENTICATION: 2876746

040036275	DATE: 01-16-04

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8801310221
382610505881		FILED
CERTIFICATE OF INCORPORATION
MAY 10 1988 9 AM
OF
/s/ [ILLEGIBLE]
	C.P.P. ACQUISITION CORP.	SECRETARY OF STATE

FIRST:                              The name of the Corporation is:  C.P.P. ACQUISITION CORP.

SECOND:               The address of its registered office in the State of Delaware is 229 South State Street, Dover, Kent County, Delaware 19901. The name of the registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD:                          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:              The total number of shares which the Corporation shall be authorized to issue is one thousand (1,000), which shares shall be Common Stock and shall have a par value of $1.00 per share.

FIFTH:                             The name and mailing address of the incorporator is as follows:

Name:	Mailing Address :

Ross A. Hyams	c/o Zimet, Haines, Moss & Friedman
460 Park Avenue New York, New York 10022

SIXTH:                           The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights and powers conferred herein upon stockholders and directors are granted subject to this reservation.

SEVENTH:                         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter or repeal the By-Laws of the Corporation.

EIGHTH:                   Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the By-Laws, or, if not so designated, at the registered office of the Corporation in the State of Delaware.  Elections of directors need not be by written ballot unless and to the extent that the By-Laws so provide.

NINTH:                         Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class or creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class or creditors, and/or of the stockholders or the class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement of the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH:                       To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

ELEVENTH:      The Corporation shall indemnify its officers and directors to the full extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time time. The Corporation may, by action of the Board of Directors, provide indemnification to employees or agents of the Corporation to the same extent as the foregoing indemnification of officers and directors.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make

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this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true and accordingly have hereunto set my hand this 4th day of May, 1988.

/s/ Ross A. Hyams
Ross A. Hyams
Sole Incorporator

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888132854
8677H052688-l		FILED
CERTIFICATE OF AMENDMENT
MAY 31 1988 9 AM
OF
/s/ [ILLEGIBLE]
	CERTIFICATE OF INCORPORATION	SECRETARY OF STATE

OF

C.P.P. ACQUISITION CORP.

The undersigned, being the President and the Secretary of C.P.P. Acquisition Corp. (the “Corporation”), hereby certify as follows:

1.          (a)  The Certificate of Incorporation of the Corporation is hereby amended to change the name of the Corporation to “CPP/Belwin, Inc.”.

(b) To effect the foregoing, Article FIRST of said Certificate of Incorporation is amended to read in its entirety as follows:

“FIRST:  The name of the Corporation is: CPP/Belwin, Inc.”

2.          This amendment has been duly adopted by the Unanimous Written Consent of the Board of Directors of the Corporation and the Unanimous Written Consent of the holders of all of the outstanding capital stock of the Corporation in accordance with the provisions of Sections 242, 228 and 141(f)

of the General Corporation Law of the State or Delaware.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 27th day of May, 1988.

/s/ Richard C. Wallace
Richard C. Wallace
President

ATTEST:

/s/ Robert H. Haines
Robert H. Haines
Secretary

2

21664-75	758231054

0024J0725882		FILED
	Certificate of Amendment
		AUG 8 1988 9 AM
	of
		/s/ [ILLEGIBLE]
	Certificate of Incorporation

	of

	CPP/Belwin, Inc.

The undersigned, being the president and the secretary of CPP/Belwin, Inc. (the “Corporation”) hereby certify as follows:

1.                                    (a)  In order to increase the number of shares of common stock which the Corporation shall be authorized to issue, and in order to effect a 10,000-for-l stock split of all outstanding shares of the common stock of the Corporation, the Certificate of Incorporation is hereby amended as follows:

Article FOURTH of such Certificate of Incorporation is amended to read in its entirety as follows:

“FOURTH:                                  The total number of shares which the Corporation shall be authorized to issue is 2,125,000 shares, which shares shall be common stock and shall have a par value of $.001 per share.”

(b)  The Corporation’s previously issued and outstanding shares of common stock, par value $1.00 per share

(“Old Common Stock”) are hereby changed as follows: each share of Old Common Stock will automatically on effectiveness of this amendment and without any action on the part of the holder thereof, become 10,000 shares of common stock, par value $.001 per share.

2.                                    This amendment has been duly adopted by the unanimous consent of the board of directors of the Corporation and the unanimous written consent of the holders of all the outstanding capital stock of the Corporation in accordance with the provisions of sections 242,228 and 141(f) of the General Corporation Law of the state of Delaware.

IN WITNESS WHEREOF, the undersigned have executed this certificate this 29 day of July 1988.

/s/ Richard C. Wallace
Richard C. Wallace, President
ATTEST:

/s/ Robert H. Haines
Robert H. Haines, Secretary

2

880208025
[ILLEGIBLE]		FILED
CERTIFICATE OF AMENDMENT
AUG 25 1988 9 AM
OF
/s/ [ILLEGIBLE]
	CERTIFICATE OF INCORPORATION	SECRETARY OF STATE

OF

CPP/BELWIN, INC.

Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

The undersigned Vice President and Secretary of CPP/Belwin, Inc., a corporation existing under the laws of the State of Delaware (the “Corporation”), hereby certify as follows:

FIRST:  The Certificate of Incorporation of the Corporation, as heretofore amended, authorized the issuance of two million one hundred twenty five thousand shares of capital stock, par value $0.001 per share (“Capital Stock”).

SECOND:  In order to create an additional class of capital stock, the Certificate of Incorporation has been amended as follows:

By amending Article FOURTH to read in its entirety as follows:

“FOURTH:  Capital Stock.  The total number or shares of capital stock which the Corporation shall, have authority to issue is four million two hundred fifty thousand (4,250,000), all of the par value $0.001 per share (the “Capital Stock”), of which two million one hundred twenty-five thousand (2,125,000) shares shall be designated Common Stock and two million one hundred twenty-five thousand (2,125,000) shares shall be designated Class A Common Stock.

Except with respect to voting, the powers, preferences and relative, participating, optional or other special rights, including, without limitation, the right to receive dividends, and the qualifications, limitations or restrictions with respect thereto, of each share of capital stock shall be identical, share for share.

(a)                                  Voting.         Shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.  Shares of Class A Common Stock shall not entitle the holders thereof to vote, except, unless and to the extent required by law. Whether or not required by law, holders of Class A Common Stock shall be entitled to vote as a class on any proposal to give the holders of Common Stock any rights, privileges or powers not equally granted to the holders of Class A Common Stock, other than the right to vote.

(b)                                 Conversion.                               (A)  Upon receipt by the Corporation of written notice, executed by a holder of shares of Common Stock, of such holder’s election to have any such shares converted into shares of Class A Common Stock, such shares shall be automatically converted, without any action on the part of such holder or the Corporation, into an equal number of shares of Class A Common Stock.

(B)                                Upon receipt by the Corporation of written notice, executed by a holder of shares of Class A Common Stock, of such holder’s election to have any such shares converted into shares of Common Stock, such shares shall be automatically converted, without any action on the part of such holder of the Corporation, into an equal number of shares of Common Stock; provided, that no such conversion shall be effective if, as a result of such conversion, such holder would own a greater percentage of Common Stock than it is permitted to own under applicable laws and regulations. As a condition of such conversion, the holder shall certify to the Corporation that such

2

conversion will not involve a violation of any applicable law or regulation, and the Corporation shall be entitled to rely upon such certification by the holder or by an officer of the holder.

(C)                                Share certificates representing shares of Common Stock converted into shares of Class A Common Stock by operation of clause (A) above, shall thereafter represent the same number of shares of Class A Common Stock and the holders thereof shall be entitled to exchange such certificates for certificates evidencing the shares of Class A Common Stock represented thereby.

(D)                               Share certificates representing shares of Class A Common Stock converted into shares of Common Stock by operation of clause (B) above, shall thereafter represent the same number of shares of Common Stock and the holders thereof shall be entitled to exchange such certificates for certificates evidencing the shares of Common Stock represented thereby.

(c)                                  Dividends and other Distributions.  Shares of Common Stock and Class A Common Stock shall participate equally in any dividends which are payable in case or property, if, when, and as declared by the Board of Directors out of funds legally available therefor, or in any other distributions made in respect of such shares and, in the case of dividends or distributions payable in shares of stock of the Corporation, such dividends or distributions shall be payable in shares of stock of the same class in respect of which such dividend or distribution is made.

In the event that the outstanding shares of Common Stock or Class A Common Stock shall be adjusted, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation or otherwise, an identical adjustment shall be made to the outstanding shares of Common Stock and Class A Common Stock.”

THIRD:  This amendment has been duly adopted by the Unanimous Written Consent of the Board of Directors of the Corporation and the written consent of the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon in accordance with the provisions of Sections 242, 228 and 141(f) of the General Corporation Law.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate this 23rd day of August, 1988.

/s/ James Wilson
James M. Wilson
Vice President

ATTEST:

/s/ Robert H. Haines
Robert H. Haines
Secretary

4

899297024
2414K1011894		FILED
CERTIFICATE OF AMENDMENT
OCT 24 1989 9 AM
TO THE
/s/ [ILLEGIBLE]
	CERTIFICATE OF INCORPORATION	SECRETARY OF STATE

OF

CPP/BELWIN, INC.

The undersigned, being the Vice President and Secretary of CPP/Belwin, Inc., (the “Corporation”), hereby certify as follows:

FIRST:        The Certificate of Incorporation of the Corporation is hereby amended by deleting Article FOURTH in its entirety and substituting in lieu thereof the following:

“FOURTH:                                  A.   Authorized Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is eleven million (11,000,000), of which eight million eight hundred and seventy thousand (8,870,000) shares shall be designated Common Stock, par value $0.001 per share (“Common Stock”), two million one hundred and twenty five thousand (2,125,000) shares shall be designated Class A Common Stock, par value $.001 per share (“Class A Common Stock” and together with the Common Stock the “Non-Preference Stock”), and five thousand (5,000) shares shall be designated Preferred Stock, par value $.001 per share (“Preferred Stock”) .

B.                                  Non-Preference Stock.  Except with respect to voting, the powers, preferences and relative, participating, optional or other special rights, including, without limitation, the right to receive dividends, and the qualifications, limitations or restrictions with respect thereto, of each share of Non-Preference Stock shall be identical, share for share.

(1)                                 Voting. Shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote.  Shares of Class A Common Stock shall not entitle the holders thereof to vote, except, unless and to the extent required by law. Whether or not required by law, holders of Class A Common Stock shall be entitled to vote as a class on any proposal to give the holders of Common Stock any rights, privileges or powers not equally granted to the holders of Class A Common Stock, other than the right to vote.

(2)                                 Conversion.  (a) Upon receipt by the Corporation of written notice, executed by a holder of shares of Common Stock, of such holder’s election to have any such shares converted into shares of Class A Common Stock, such shares shall be automatically converted, without any additional action on the part of such holder or the Corporation, into an equal number of shares of Class A Common Stock.

(b)                                 Upon receipt by the Corporation of written notice, executed by a holder of shares of Class A Common Stock, of such holder’s election to have any such shares converted into shares of Common Stock, such shares shall be automatically converted, without any additional action on the part of such holder or the Corporation, into an equal number of shares of Common Stock; provided, that no such conversion shall be effective if, as a result of such conversion, such holder would own a greater percentage of Common Stock than it is permitted to own under applicable laws and regulations. As a condition of such conversion, the holder shall certify to the Corporation that such conversion will not involve a violation of any applicable law or regulation, and the Corporation shall be entitled to rely upon such certification by the holder or by an officer of the holder.

(c)                                  Share certificates representing shares of Common Stock converted into shares of Class A Common Stock by operation of paragraph (a) above shall thereafter represent the same number of shares of Class A Common Stock and the holders thereof shall be entitled to exchange such certificates for certificates evidencing the shares of Class A Common Stock represented thereby.

(d)                                 Share certificates representing shares of Class A Common Stock converted into shares of Common Stock by operation of paragraph (b) above shall thereafter represent the same number of shares of Common Stock and the holders thereof shall be entitled to exchange such certificates for certificates evidencing the shares of Common Stock represented thereby.

(3)                                 Dividends and Distributions. Subject to the preferences and rights of any series of Preferred Stock, shares of Non-Preference Stock shall participate equally in any dividends which are payable in cash or property, if, when, and as declared by the Board of Directors out of funds legally available therefor, or in any other distributions made in respect of such shares and, in the case of dividends or distributions payable in shares of Non-Preference Stock of the Corporation, such dividends or distributions shall be payable in shares of Non-Preference Stock of the same class in respect of which such dividend or distribution is made.

(4)                                 Adjustments. In the event that the outstanding shares of either class of Non-Preference Stock shall be adjusted, whether through reorganization, recapitalization, stock split-up, combination of shares, merger, consolidation or otherwise, an identical adjustment shall be made to the outstanding shares of the other class of Non-Preference Stock.

C.                                  Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors or as otherwise set forth in this Certificate of Incorporation. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular respect except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other rights of each series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. The Board of Directors of this Corporation is hereby expressly granted authority to fix, by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any, of such series, including without limiting the generality of the foregoing, the following:

(1)                                 the distinctive designation of and the number of shares of Preferred Stock which shall constitute the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

(2)                                 the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation, or on any series of Preferred Stock of this Corporation, and whether such dividends shall be cumulative or non-cumulative;

(3)                                 the right, if any, of the holders of shares of the series to convert the same into, or exchange the same for, shares of any other class or classes of stock of this Corporation, or of any series of Preferred Stock of this Corporation, and the terms and conditions of such conversion or exchange;

(4)                                 whether shares of the series shall be subject to redemption, and the redemption price or prices including, without limitation, a redemption price or prices payable in shares of the Non-Preference Stock and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

(5)                                 the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of this Corporation;

(6)                                 the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(7)                                 the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (a) the right to more or less than one vote per share on any or all matters voted upon by the stockholders and (b) the right to vote, as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock, as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the board may determine.

D.                                 Series A Preferred Stock.

(1)                                 Designation and Number. There is hereby created a series of the Preferred Stock of this Corporation designated Series A Preferred Stock. The number of shares of Preferred Stock constituting Series A Preferred Stock shall be 1,000.

(2)                                 Voting. The holders of shares of Series A Preferred Stock shall be entitled to notice of any shareholders’ meeting and to vote upon any matter submitted to shareholders for a vote. Holders of Series A Preferred Stock shall have such number of votes per share as shall equal the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible as provided in (4) below.

(3)                                 Dividends. No dividends or other distributions shall be declared or paid upon shares of Series A Preferred Stock except as follows:  if, as and when a dividend is declared and paid with respect to the Non-Preference Stock, there shall be declared and paid simultaneously therewith a like dividend to the holders of Series A Preferred Stock in an aggregate amount per share equal to that which such holder of Series A Preferred Stock would be entitled to receive had such holder converted all of such holder’s shares of Series A Preferred Stock into Common Stock on the date immediately prior to the record date for the payment of such dividend or other distribution.

(4)                                 Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows:

(a)                                  Right to Convert. Each outstanding share of Series A Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $10,000 by the Conversion Price (as hereinafter defined).  Initially, the Conversion Price shall be $2.00 per share. The Conversion Price shall be subject to adjustment in order to adjust the number of shares of Common Stock into which each share of outstanding Series A Preferred Stock is convertible, as hereinafter provided.

(b)                                 Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into full shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the the Conversion Price. The Corporation shall, as soon as practicable thereafter, issue and deliver to such holder of Series A Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(c)                                  Adjustment to Conversion Price for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Common Stock.

(i)                                      Stock Dividends, Distributions or Subdivisions.  In the event the Corporation shall issue shares of Common Stock pursuant to a stock dividend, offer rights to subscribe for Common Stock to holders of Common Stock, or subdivide the Common Stock into a greater number of shares of Common Stock, the Conversion Price in effect immediately prior to such stock dividend, stock subscription rights or stock subdivision shall, concurrently with the effectiveness of such stock subscription, stock distribution or subdivision, be proportionately decreased.

(ii)                                   Combinations or Consolidations. In the event, the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

(d)                                 Adjustment for Merger or Reorganization, Etc. In case of any consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each outstanding share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

(e)                                  Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation, upon the written request at any time of any holder of Series A Preferred Stock, shall furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at that time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred Stock.

(f)                                    Notices of Record Date.  In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

(g)                                 Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series A Preferred Stock.

(5)                                 Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or other winding up of the affairs of this Corporation, before any distribution or other payment shall be made to the holders of any Non-Preference Stock but after (a) payment of all liabilities of this Corporation, (b) payment of any and all salaries, bonuses and other compensation to employees, and (c) any payments required to be made to the holders of any series of Preferred Stock having a preference in liquidation to the Series A Preferred Stock, holders of Series A

Preferred Stock shall be entitled to be paid an amount equal to $10,000 per share plus all declared and unpaid dividends thereon to and including the date fixed for such distribution or payment, in cash or property (taken at its fair value as determined by the Board of Directors of this Corporation) or both, at the election of the Board of Directors of this Corporation. If such payment shall have been made to the holders of Series A Preferred Stock, the remaining assets and funds of this Corporation shall be distributed among the holders of Non-Preference Stock and any other series of Preferred Stock which by its terms is not senior to, or pari passu with, the Series A Preferred Stock, according to their respective rights and preferences and their respective shares.  If upon any such liquidation, dissolution or other winding up of the affairs of this Corporation, the net assets of this Corporation distributable to and among the holders of all the outstanding shares of the Series A Preferred Stock shall be insufficent to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire net assets of this Corporation remaining after satisfaction of the Corporation’s liabilities and after distributions, if any, required to be made before any distributions are paid to the holders of Series A Preferred Stock, shall be distributed among the holders of Series A Preferred Stock pro rata in proportion to the full amounts to which they would otherwise be entitled.

(6)                                 Optional Redemption by the Corporation.  (a) The Series A Preferred Stock may be redeemed, in whole or in part, at the option of the Corporation, by vote of its Board of Directors, at the time set forth in subparagraph (b) below in an amount of $10,000 (the “Redemption Price”) plus all declared and unpaid dividends thereon to and including the date fixed for such redemption. If less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the number of shares to be redeemed and the method of effecting such redemption, shall be determined by lot, pro rata or such other equitable method as shall be established by the Board of Directors. Nothing herein contained shall be deemed to limit or impair the right of this Corporation, subject to any applicable provisions of the laws of the State of Delaware, to purchase any shares of Series A Preferred Stock at public or private sale. No purchase or redemption of any shares of Series A Preferred Stock shall be made unless all declared and unpaid dividends to the date of such purchase or redemption on all shares of Series A Preferred Stock then outstanding (which are not to be purchased or redeemed) shall have been either paid or a sum sufficient for the payment thereof set apart.

(b)                                Shares of the Series A Preferred Stock may be redeemed in full at any time or in part from time to time on or after the date of issuance thereof.

(c)                                 Notice of every proposed redemption of Series A Preferred Stock shall be mailed by or on behalf of the Corporation, by first class registered or certified mail, postage prepaid, sent to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the Corporation, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption, such notice to state the Redemption Price and place at which and the date on which the shares called for redemption will, upon presentation and surrender of the certificates of stock evidencing such shares, be redeemed.

(d)                                If notice of redemption shall have been given as hereinbefore provided, then, from and after the date fixed for redemption (unless the Corporation shall default in making payment of the Redemption Price), the shares of Series A Preferred Stock called for redemption shall no longer be deemed to be outstanding, and all rights of holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefor, to receive the Redemption Price thereof, without interest.

(7)                                 Mandatory Redemption.  (a) Upon a “Change of Control” of the Corporation (as hereinafter defined), this Corporation shall redeem all of the shares of Series A Preferred

Stock at the Redemption Price, plus all declared and unpaid dividends thereon to and including the date fixed for redemption; provided, however, that the Corporation will not make any such redemption unless prior to the date thereof all of the obligations and liabilities of the Corporation under the Credit Agreement dated as of August 17, 1988 with Manufacturers Hanover Trust Company will have been paid in full and the Commitment (as such term is defined therein) shall have expired or terminated. The date fixed for redemption shall be deemed to be the date on which a “Change of Control” of this Corporation shall have occurred. For the purpose of this Section 7, a “Change of Control” of the Corporation, shall mean (i) the sale by the Corporation of substantially all of its assets, (ii) the sale of securities of the Corporation representing a controlling interest of the Corporation by persons and/or entities owning in excess of 85% of the Common Stock of this Corporation as at the opening of business on October 20, 1989 (the “Controlling Shareholders”), or (iii) the inability at any time of such Controlling Shareholders to elect a majority of the Board of Directors of this Corporation.

(b)                                If there occurs an event that would require a mandatory redemption pursuant to this Section 7, notice of redemption shall be mailed by or on behalf of the Corporation, by first class registered or certified mail, postage prepaid, sent to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the Corporation, not less than ten (10) days nor more than fifteen (15) days prior to the date that such “Change of Control” is anticipated to occur, such notice to state the Redemption Price and place at which and the date on which the shares called for redemption will, upon presentation and surrender of the certificates of stock evidencing such shares, be redeemed. In the event that this Corporation shall be unable to comply with the foregoing notice provision, the Corporation shall send, or cause to be sent, such notice within five (5) days after the occurrence of a “Change of Control”.

(8)                                 Except as may otherwise be required by law, the shares of Series A

Preferred Stock shall have not have any preferences or special rights, other than those specifically set forth in this Certificate of Incorporation.”

THIRD: This amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. Resolutions adopting the foregoing Amendment were approved by the Board of Directors of this Corporation and the holders of a majority of the holders of Common Stock entitled to vote thereon in accordance with the provisions of Section 141(i) and 228(a) of the General Corporation Law of the State of Delaware, respectively.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 20th day of October, 1989.

/s/ James M. Wilson
James M. Wilson
Vice President

ATTEST:

/s/ Robert H. Haines
Robert H. Haines
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:00 PM 03/27/1992
752087061 - 2150425

RESTATED CERTIFICATE OF INCORPORATION

OF

CPP/BELWIN, INC.

The Certificate of Incorporation of CPP/Belwin, Inc., originally filed with the Secretary of State on May 10, 1988 under the name “C.P.P. Acquisition Corp.”, and as subsequently amended, is hereby amended and restated in its entirety as follows:

FIRST: The name of the Corporation (hereinafter called the “Corporation”) is CPP/Belwin, Inc.

SECOND: The address of its registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19901. The name of the registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 286,495 shares, $0.001 par value per share, consisting of 34,095 shares of class A-1 Common Stock, 75,900 shares of Class A-2 Common Stock, 90,000 shares of Class B Common Stock, and 84,000 shares of Class C Voting Common Stock (hereinafter, the Class A-l Common Stock, the Class A-2 Common Stock, the Class B Common Stock and the Class C Voting Common Stock are referred to collectively as the “Common Stock”), and 2,500 shares of 10% Cumulative Redeemable Preferred Stock (the “New Preferred Stock”).

Upon the effectiveness of this Restated Certificate of Incorporation, the issued and outstanding shares of the capital stock of the Corporation shall be automatically converted, without any additional action on the part of the holder or the Corporation, as follows:

(1)                                  Each share of Common Stock and each share of Class A Common Stock shall be converted into one/one thousandth (.001) of a share of each of Class A-2 Common Stock, Class B Common Stock and Class C Voting Common Stock; and

(2)                                  Each share of Preferred Stock shall be converted into 10.21712 shares of Class A-l Common Stock and 33.206 shares of each of Class A-2 Common Stock, Class B Common Stock and Class C Voting Common Stock.

The number of shares of each class of stock to which a holder shall be entitled in the aggregate upon conversion of all such holder’s shares of all classes shall be rounded to the nearest one-thousandth.

Certificates representing shares of the capital stock of the Corporation outstanding upon the effectiveness of this Restated Certificate of Incorporation shall thereafter be deemed to represent the shares into which they were converted, and each holder thereof shall be entitled to exchange all (but not less than all) of such holder’s certificates for new certificates evidencing the shares of capital stock of the Corporation represented thereby.

FIFTH: The powers, preferences and rights, including voting rights, and the qualifications, limitations and restrictions in respect of each class and series of any class of the capital stock of the Corporation are as follows:

(1)               Voting Rights. Except as otherwise provided in subsection (2)(c)(ii) of this Article FIFTH, shares of Class C Voting Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which stockholders have the right to vote. Except as otherwise provided in subsection (2)(c)(ii) of this Article FIFTH and as otherwise required by law, shares of all other classes and series of the capital stock of the Corporation shall not entitle the holders thereof to vote.

(2)               Dividend, Redemption and Liquidation Rights of New Preferred Stock.

(a)                                  Dividends. The holders of shares of the New Preferred Stock shall be entitled to receive cumulative cash dividends as hereinafter described, when and as declared by the Board of Directors of the Corporation (the “Board of Directors”), out of funds legally available therefor. Dividends on each share of the New Preferred Stock will accrue cumulatively on a daily basis at the rate of 10.0% per annum of the Dividend Value thereof (as defined in subsection (2)(b) of this Article FIFTH, from and including the date of issuance of such share to and including the date, if any, on which such share is redeemed.

Dividends on the New Preferred Stock will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of stock will be deemed to be its “date of issuance” regardless of the number

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of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

If declared by the Board of Directors, dividends on each share of the New Preferred Stock shall be paid each March 31, June 30, September 30 and December 31 while each share is outstanding (each a “Dividend Reference Date”) or within 5 business days thereafter pro rata to the holders thereof in accordance with dividends accrued and unpaid on each share of New Preferred Stock as of such Dividend Reference Date.

In the event that any dividends accrued on any share during the three-month period (or lesser period, in the case of the first Dividend Reference Date with respect to such share) ending upon such Dividend Reference Date are not paid on such Dividend Reference Date, or within 5 business days thereafter, they shall automatically be added to the Preferred Liquidation Value (as defined in subsection (2)(b) of this Article FIFTH) of such share as of such Dividend Reference Date. Once an accrued dividend is added to the Preferred Liquidation Value of a share, it shall thereafter no longer be deemed an accrued dividend for any purpose.

(b)                                 Preferred Liquidation Value and Dividend Value. For purposes of this Restated Certificate of Incorporation, (i) Preferred Liquidation Value shall mean for each share of New Preferred Stock an amount equal to $1,000, plus any dividends which have accrued and remain unpaid thereon since the last Dividend Reference Date or, prior to the first Dividend Reference Date, since the date of issuance of such share, and (ii) Dividend Value shall mean the Preferred Liquidation Value of a share of New Preferred Stock, minus dividends which have accrued since the last Dividend Reference Date.

(c)                                  Redemptions.

(i)                                               Optional Redemptions. The Corporation shall be entitled at any time to redeem all or any portion of the shares of the New Preferred Stock then outstanding at a price per share equal to the Preferred Liquidation Value thereof.

(ii)                                           Mandatory Redemption. On or before February    , 2000, the Corporation shall redeem all shares of the New Preferred Stock at a price per share equal to the Preferred Liquidation Value thereof. If the Corporation shall fail to redeem all such shares by such date, then, as of such

3

date and until all shares of New Preferred Stock have been so redeemed, shares of New Preferred Stock shall entitle the holders thereof to one vote for each share upon which stockholders have the right to vote, and no shares of Common Stock shall be entitled to vote except as otherwise required by law.

(iii)                                         Procedure for Redemptions. In the case of redemptions pursuant to subsections (2)(c)(i) and (2)(c)(ii) above, the Corporation shall give written notice to all record owners of the New Preferred Stock, of the shares which it proposes to redeem from each holder, the redemption price thereof, and the scheduled date of such redemption, and the Preferred Liquidation Value of any shares of New Preferred Stock held by such holder that are not to be redeemed at that time. Such notice shall be given not later than 10 days prior to the date on which such shares are scheduled to be redeemed. Each holder whose shares of stock are to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation on or before the date scheduled for redemption. Upon surrender of the certificate or certificates representing the shares to be redeemed by the record holder thereof, the Corporation shall pay, not later than the scheduled redemption date, to the holder thereof the redemption price applicable thereto. If only part of the shares represented by any certificate are redeemed, a new certificate representing the remaining shares will be issued to the holder thereof within 7 business days after surrender of the certificate representing the redeemed shares. Any redemption of fewer than all outstanding shares of New Preferred Stock shall be made pro rata, or as near as may be possible without redeeming fractional shares, based on the number of shares of New Preferred Stock held by each holder of New Preferred Stock.

(iv)                                        No Rights after Redemption; Maintenance of Rights.  Shares of New Preferred Stock shall cease to evidence rights in and to the Corporation and its assets, shall be void and may not be reissued by the Corporation after the actual redemption thereof. If a holder fails to tender to the Corporation the certificate or certificates representing stock to be redeemed, or to provide reasonable evidence that such certificates have been lost, stolen or destroyed together with such indemnification as the Corporation may reasonably require under the circumstances, the Corporation shall set aside in trust for the benefit of the holder of such shares the redemption price thereof to be paid to such holder upon the surrender of such certificates or upon furnishing such evidence of loss, theft or destruction and appropriate indemnification.  In such case, such shares shall be deemed to have been actually redeemed for all purposes hereof when the Corporation has so set

4

aside the redemption price in trust, and thereafter the holder of such shares shall have no claim in respect thereof other than a claim for the redemption price so set aside.

(d)                                 Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each share of New Preferred Stock then outstanding, if any, shall be entitled to be paid, before any distribution is made upon any other class of stock of the Corporation, an amount equal to the Preferred Liquidation Value thereof, and no more. If the assets available for distribution are insufficient to pay in full the Preferred Liquidation Value of all shares of the New Preferred Stock, such assets shall be distributed among the holders of the New Preferred Stock pro rata in proportion to the aggregate Preferred Liquidation Value of their respective holdings of the New Preferred Stock.

The merger or consolidation of the Corporation with another corporation or the sale, transfer or lease of all or substantially all of the assets of the Corporation shall, at the election of the holders of a majority of the New Preferred Stock at the time outstanding, be deemed to be a liquidation, dissolution or winding up of the Corporation entitling the holders of the New Preferred Stock to receive the Preferred Liquidation Value thereof before any cash or property is received by the holders of any Common Stock in respect of their shares.

(3)                Dividends, Distributions and Other Payments in Respect of Common Stock. No dividends or distributions of any kind (including without limitation dividends payable in Common Stock) shall be paid on the Common Stock, and no Common Stock shall be redeemed or repurchased by the Corporation, directly or indirectly, unless all shares of New Preferred Stock have first been redeemed or received distributions in liquidation equal to their full Preferred Liquidation Preference, or unless the holders of a majority of the shares of New Preferred Stock then outstanding consent in writing. After all shares of New Preferred Stock have been redeemed or have received distributions equal to their full Preferred Liquidation Preference, all payments by the Corporation in respect of the Common Stock, whether as dividends, distributions (including without limitation liquidating distributions), share repurchases or otherwise, shall be made only in the following order of priority:

First, all payments shall be made to the holders of any outstanding Class A-l Common Stock, pro rata, until the holders of the Class A-l Common Stock have received (including

5

all earlier payments in respect of the Class A-l Common Stock) an aggregate of $250 per share. When payments aggregating $250 have been made in respect of a share of Class A-l Common Stock, such share shall be deemed to have been satisfied in full and thereafter shall not be entitled to any further payments or to be treated for any purpose as issued and outstanding.

Second, all payments shall be made to the holders of any outstanding Class A-2 Common Stock, pro rata, until the holders of the Class A-2 Common Stock have received (including all earlier payments in respect of the Class A-2 Common Stock) an aggregate of $98.88 per share. When payments aggregating $98.88 have been made in respect of a share of Class A-2 Common Stock, such share shall be deemed to have been satisfied in full and thereafter shall not be entitled to any further payments or to be treated for any purpose as issued and outstanding.

Third, payments shall be made to the holders of any outstanding Class B Common Stock, pro rata, until the holders of the Class B Common Stock have received (including all earlier payments in respect of the Class B Common Stock) an aggregate of $283.46 per share. When payments aggregating $283.46 have been made in respect of a share of Class B Common Stock, such share shall be deemed to have been satisfied in full and thereafter shall not be entitled to any further payments or to be treated for any purpose as issued and outstanding.

Fourth, after the redemption of all of the New Preferred Stock and while there are no outstanding shares of Class A-l Common Stock or Class B Common Stock that have not been satisfied in full pursuant to the foregoing provisions, all dividends and distributions in respect of the Corporation’s capital stock, including without limitation liquidating distributions, shall be paid to the holders of the Class C Voting Common Stock pro rata, and there shall be no prohibition against the Corporation purchasing shares of Class C Voting Common Stock from any holder or holders on such terms as they may mutually agree consistent with the requirements of applicable law.

(4)                Property other than Cash. Whenever distributions shall be payable in property other than cash, for the purposes of this Article FIFTH the value of any such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors.

SIXTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights and powers conferred

6

herein upon stockholders and directors are granted subject to this reservation.

SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter or repeal the By-Laws of the Corporation.

EIGHTH: Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the By-Laws, or, if not so designated, at the registered office of the Corporation in the State of Delaware. Elections of directors need not be by written ballot unless and to the extent that the By-Laws so provide.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title B of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class or creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class or creditors, and/or of the stockholders or the class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement of the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

7

ELEVENTH: The Corporation shall indemnify its officers and directors to the full extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time. The Corporation may, by action of the Board of Directors, provide indemnification to employees or agents of the Corporation to the same extent as the foregoing indemnification of officers and directors.

The above Restated Certificate of Incorporation has been duly adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed on its behalf by Gail Hoffman, its Vice President, and attested by Gail Hoffman, its Assistant Secretary, this 27th day of March, 1992.

/s/ Gail Hoffman
Gail Hoffman, Vice President

ATTEST:	/s/ Gail Hoffman
Gail Hoffman,
Assistant Secretary

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STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 05/14/1996
960139342 - 2150425

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

*****

CPP/Belwin, Inc.,  a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,  DOES HEREBY CERTIFY:

The present registered agent of the corporation is The Prentice-Hall Corporation System, Inc. and the present registered office of the corporation is in the county of New Castle.

The Board of Directors of “THE COMPANY”.

adopted the following resolution on the 1st day of May 1996.

Resolved, that the registered office of “THE COMPANY”.

In the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of the corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, “THE COMPANY” has caused this statement to be signed by Marie N. White, its Assistant Secretary this 14th day of May, 1996.

By:	/s/	MARIE N. WHITE, ASSISTANT SECRETARY
MARIE N. WHITE, ASSISTANT SECRETARY

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:00 PM 06/07/2000
001291326 - 2160425

CERTIFICATE OF OWNERSHIP AND MERGER

merging

REH PUBLICATIONS, INC.,

A Washington Corporation

into

CPP/BELWIN, INC.,

A Delaware Corporation,

Pursuant to Section 253 of The General Corporation

Law of the State of Delaware

CPP/BELWIN, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) DOES HEREBY CERTIFY:

FIRST: That this Corporation was incorporated on the 10th day of May, 1988, pursuant to the provisions of the General Corporation Law of the State of Delaware.

SECOND: That this Corporation owns all of the outstanding capital stock of REH Publications, Inc., a corporation incorporated on the 2nd day of September, 1977, pursuant to the Laws of the State of Washington (the “Subsidiary”).

THIRD: That the laws of the jurisdiction of organization of the Subsidiary permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

FOURTH: That this Corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of the Board dated June 1, 2000, determined to merge into itself said Subsidiary.

RESOLVED that it is advisable and for the benefit of the Corporation and the Subsidiary that the Subsidiary be merged into the Corporation pursuant to Section 253 of the General Corporation Law of the State of Delaware and Section RCW 23B of the Business Corporation Act of the State of Washington (the “Merger”); and that the Merger shall become effective, and the corporate existence of the Subsidiary shall cease, upon the date specified in the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

FURTHER RESOLVED that the Plan of Merger, substantially in the form attached hereto as Exhibit A, with such changes therein or additions thereto as any officer of the Corporation shall deem necessary or appropriate to accomplish the purposes of these resolutions, be, and it hereby is, approved.

FURTHER RESOLVED that the Corporation shall be the surviving corporation in the Merger (the “Surviving Corporation”), which shall continue its corporate existence under the General Corporation Law of the State of Delaware (the “DGCL”), including the provisions of Section 259 thereof, and shall possess all the rights, privileges, powers and assets of each of the Corporation and the Subsidiary (the “Constituent Corporations”) in the Merger as the same were held and enjoyed by each of them prior to the Merger and be subject to all the liabilities and obligations of each of the Constituent Corporations in accordance with the provisions of the DGCL.

FURTHER RESOLVED that the Certificate of Incorporation of the Corporation, as it may have been heretofore amended, shall continue in full force and effect as the certificate of incorporation of the Surviving Corporation, until amended as provided by law.

FURTHER RESOLVED that as a result of and in connection with the Merger, the Subsidiary shall be completely liquidated in compliance with Section 332 of the Internal Revenue Code of 1986, as amended (“Section 332”), and such liquidation shall be effected at such time as is specified as the effective time of the Merger in the Certificate of Ownership and Merger relating to the Merger that shall be filed with the Secretary of State of the State of Delaware.

FURTHER RESOLVED that the appropriate officers of the Corporation are authorized to file or to cause to be filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware pursuant to Sections 103 and 253 of the DGCL. As soon as practicable following such filing with the Secretary of State, the appropriate officers of the Surviving Corporation shall file or cause to be filed a copy of the aforesaid Certificate of Ownership and Merger, certified by the Secretary of State of the State of Delaware, in the office of the Recorder of the County of Kent in the State of Delaware in accordance with the provisions of Sections 103 and 253 of the DGCL and will cause to be performed any and all other necessary acts within the State of Delaware and within any other appropriate jurisdiction required in connection with the Merger.

FURTHER RESOLVED that the foregoing resolutions may be terminated or amended by further resolutions of the Board of Directors of the Corporation or of any duly authorized committee thereof at any time prior to the effective date of the Merger.

FURTHER RESOLVED that the foregoing resolutions relating to the effectuation of the Merger shall be deemed to be a plan of liquidation satisfying the requirements of Section 332.

FURTHER RESOLVED that the Corporation may be served with process in any state or other jurisdiction and in any proceedings where such consent to service is a statutory condition to the Merger of the Subsidiary with and into the Corporation, and that any officer of the Corporation and the secretary or any assistant secretary of the Corporation be, and each of them hereby is, directed to prepare and execute, under the seal of the Corporation, such agreements to that effect, and such appointments of any secretary of state or any other person as agent for service of process in such proceedings, and to file the same in such Federal or state government offices or such other agencies, as they may deem necessary or advisable in order to accomplish the purposes of these resolutions; and that the secretary or any assistant secretary of the Corporation, be and each of them hereby is, authorized to annex to these resolutions each such agreement or appointment, and to certify the same as having been approved by resolution of this Board as fully as if set forth in full herein.

FURTHER RESOLVED that the officers of the Corporation be, and each of them hereby is, authorized, empowered, and directed to take all such further action to execute, deliver, certify and file all such further instruments and documents, in the name and on behalf of the Corporation or the Subsidiary, as the case may be, under each of their respective corporate seals or otherwise, and to take all such actions as such officer shall approve as necessary or advisable to carry out the intent and accomplish the purposes of the foregoing resolutions and the transactions contemplated thereby, the taking of such actions and execution, delivery, certification and filing of such documents to be conclusive evidence of such approval.

FIFTH: The merger shall become effective upon filing with the Secretary of State of the State of Delaware.

SIXTH: The Corporation shall be the surviving corporation in the merger.

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Ownership and Merger to be signed by its Vice President as of the 1st day of June, 2000.

CPP/BELWIN, INC.

By:	/s/ Spencer B. Hays
Name: Spencer B. Hays
Title: Vice President

EXHIBIT A

PLAN OF MERGER

1.                                       CPP/Belwin, Inc., a business corporation incorporated under the laws of the State of Delaware (the “Surviving Corporation”), is the owner of all of the outstanding shares of REH Publications, Inc., a business corporation incorporated under the laws of the State of Washington (“Subsidiary”), shall merge Subsidiary into the Surviving Corporation pursuant to the provisions of the Business Corporation Act of the State of Washington and to the provisions of the laws of the State of Delaware.

The name under which the Surviving Corporation was formed is C.P.P. Acquisition Corp.

2.                                       The number of outstanding shares of Subsidiary is 612.5, all of which are of one class, and all of which are owned by the Surviving Corporation.

3.                                       The separate existence of Subsidiary shall cease upon the effective date of the merger pursuant to the provisions of the Business Corporation Act of the State of Washington; and the Surviving Corporation shall continue its existence as the surviving corporation pursuant to the provisions of the laws of the State of Delaware.

4.                                       The issued shares of Subsidiary shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

5.                                       The Board of Directors and the officers of the Surviving Corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

6.                                       At any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, this Plan of Merger may be abandoned by the Surviving Corporation.

7.                                       The effective date of the merger shall be as set forth in the Certificate of Merger.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:01 PM 06/07/2000
001291330 – 2160425

CERTIFICATE OF OWNERSHIP AND MERGER

merging

DCI MUSIC VIDEO PRODUCTIONS INC.,

A New York Corporation

into

CPP/BELWIN, INC.,

A Delaware Corporation,

Pursuant to Section 253 of The General Corporation

Law of the State of Delaware

CPP/BELWIN, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) DOES HEREBY CERTIFY:

FIRST: That this Corporation was incorporated on the 10th day of May, 1988, pursuant to the provisions of the General Corporation Law of the State of Delaware.

SECOND: That this Corporation owns all of the outstanding capital stock of DCI Music Video Productions Inc., a corporation incorporated on the 8th day of February, 1983, pursuant to the Business Corporation Law of the State of New York (the “Subsidiary”);

THIRD: That the laws of the jurisdiction of organization of the Subsidiary permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

FOURTH: That this Corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of the Board dated June 1, 2000, determined to merge into itself said Subsidiary.

RESOLVED that it is advisable and for the benefit of the Corporation and the Subsidiary that the Subsidiary be merged into the Corporation pursuant to Section 253 of the General Corporation Law of the State of Delaware and Sections 905 and 907 of the Business Corporation Law of the State of New York (the “Merger”); and that the Merger shall become effective, and the corporate existence of the Subsidiary shall cease, upon the date specified in the Certificate of Ownership and Merger with the Secretary of State of the State of Delaware.

FURTHER RESOLVED that the Plan of Merger, substantially in the form attached hereto as Exhibit A, with such changes therein or additions thereto as any officer of the Corporation shall deem necessary or appropriate to accomplish the purposes of these resolutions, be, and it hereby is, approved.

FURTHER RESOLVED that the Corporation shall be the surviving corporation in the Merger (the “Surviving Corporation”), which shall continue its corporate existence under the General Corporation Law of the State of Delaware (the “DGCL”), including the provisions of Section 259 thereof, and shall possess all the rights, privileges, powers and assets of each of the Corporation and the Subsidiary (the “Constituent Corporations”) in the Merger as the same were held and enjoyed by each of them prior to the Merger and be subject to all the liabilities and obligations of each of the Constituent Corporations in accordance with the provisions of the DGCL.

FURTHER RESOLVED that the Certificate of Incorporation of the Corporation, as it may have been heretofore amended, shall continue in full force and effect as the certificate of incorporation of the Surviving Corporation, until amended as provided by law.

FURTHER RESOLVED that as a result of and in connection with the Merger, the Subsidiary shall be completely liquidated in compliance with Section 332 of the Internal Revenue Code of 1986, as amended (“Section 332”), and such liquidation shall be effected at such time as is specified as the effective time of the Merger in the Certificate of Ownership and Merger relating to the Merger that shall be filed with the Secretary of State of the State of Delaware.

FURTHER RESOLVED that the appropriate officers of the Corporation are authorized to file or to cause to be filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware pursuant to Sections 103 and 253 of the DGCL. As soon as practicable following such filing with the Secretary of State, the appropriate officers of the Surviving Corporation shall file or cause to be filed a copy of the aforesaid Certificate of Ownership and Merger, certified by the Secretary of State of the State of Delaware, in the office of the Recorder of the County of Kent in the State of Delaware in accordance with the provisions of Sections 103 and 253 of the DGCL and will cause to be performed any and all other necessary acts within the State of Delaware and within any other appropriate jurisdiction required in connection with the Merger.

FURTHER RESOLVED that the foregoing resolutions may be terminated or amended by further resolutions of the Board of Directors of the Corporation or of any duly authorized committee thereof at any time prior to the effective date of the Merger.

FURTHER RESOLVED that the foregoing resolutions relating to the effectuation of the Merger shall be deemed to be a plan of liquidation satisfying the requirements of Section 332.

FURTHER RESOLVED that the Corporation may be served with process in any state or other jurisdiction and in any proceedings where such consent to service is a statutory condition to the Merger of the Subsidiary with and into the Corporation, and that any officer of the Corporation and the secretary or any assistant secretary of the Corporation be, and each of them hereby is, directed to prepare and execute, under the seal of the Corporation, such agreements to that effect, and such appointments of any secretary of state or any other person as agent for service of process in such proceedings, and to file the same in such Federal or state government offices or such other agencies, as they may deem necessary or advisable in order to accomplish the purposes of these resolutions; and that the secretary or any assistant secretary of the Corporation, be and each of them hereby is, authorized to annex to these resolutions each such agreement or appointment, and to certify the same as having been approved by resolution of this Board as fully as if set forth in full herein.

FURTHER RESOLVED that the officers of the Corporation be, and each of them hereby is, authorized, empowered, and directed to take all such further action to execute, deliver, certify and file all such further instruments and documents, in the name and on behalf of the Corporation or the Subsidiary, as the case may be, under each of their respective corporate seals or otherwise, and to take all such actions as such officer shall approve as necessary or advisable to carry out the intent and accomplish the purposes of the foregoing resolutions and the transactions contemplated thereby, the taking of such actions and execution, delivery, certification and filing of such documents to be conclusive evidence of such approval.

FIFTH: The merger shall become effective upon filing with the Secretary of State of the State of Delaware.

SIXTH: The Corporation shall be the surviving corporation in the merger.

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Ownership and Merger to be signed by its Vice President as of the 1st day of June, 2000.

CPP/BELWIN, INC.

By:	/s/ Spencer B. Hays
Name: Spencer B. Hays
Title: Vice President

EXHIBIT A

PLAN OF MERGER

1.                                       CPP/Belwin, Inc., a business corporation incorporated under the laws of the State of Delaware (the “Surviving Corporation”), is the owner of all of the outstanding shares of DCI Music Video Productions Inc., a business corporation incorporated under the laws of the State of New York (“Subsidiary”), shall merge Subsidiary into the Surviving Corporation pursuant to the provisions of the Business Corporation Law of the State of New York and to the provisions of the laws of the State of Delaware.

The name under which the Surviving Corporation was formed is C.P.P. Acquisition Corp.

2.                                       The number of outstanding shares of Subsidiary is 100, all of which are of one class, and all of which are owned by the Surviving Corporation.

3.                                       The separate existence of Subsidiary shall cease upon the effective date of the merger pursuant to the provisions of the Business Corporation Law of the State of New York; and the Surviving Corporation shall continue its existence as the surviving corporation pursuant to the provisions of the laws of the State of Delaware.

4.                                       The issued shares of Subsidiary shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

5.                                       The Board of Directors and the officers of the Surviving Corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

6.                                       At any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, this Plan of Merger may be abandoned by the Surviving Corporation.

7.                                       The effective date of the merger shall be as set forth in the Certificate of Merger.

CERTIFICATE OF OWNERSHIP AND MERGER

merging

MANHATTAN MUSIC INC.,
A New York Corporation

into

CPP/BELWIN, INC.,
A Delaware Corporation,

Pursuant to Section 253 of The General Corporation
Law of the State of Delaware

CPP/BELWIN, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) DOES HEREBY CERTIFY:

FIRST:   That this Corporation was incorporated on the 10th day of May, 1988, pursuant to the provisions of the General Corporation Law of the State of Delaware.

SECOND:   That this Corporation owns all of the outstanding capital stock of Manhattan Music Inc., a corporation incorporated on the 11th day of January, 1989, pursuant to the Business Corporation Law of the State of New York (the “Subsidiary”);

THIRD:   That the laws of the jurisdiction of organization of the Subsidiary permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:02 PM 06/07/2000
001291333 - 2160425

FURTHER RESOLVED that the Certificate of Incorporation of the Corporation, as it may have been heretofore amended, shall continue in full force and effect as the certificate of incorporation of the Surviving Corporation, until amended as provided by law.

FURTHER RESOLVED that as a result of and in connection with the Merger, the Subsidiary shall be completely liquidated in compliance with Section 332 of the Internal Revenue Code of 1986, as amended (“Section 332”), and such liquidation shall be effected at such time as is specified as the effective time of the Merger in the Certificate of Ownership and Merger relating to the Merger that shall be filed with the Secretary of State of the State of Delaware.

FURTHER RESOLVED that the appropriate officers of the Corporation are authorized to file or to cause to be filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware pursuant to Sections 103 and 253 of the DGCL. As soon as practicable following such filing with the Secretary of State, the appropriate officers of the Surviving Corporation shall file or cause to be filed a copy of the aforesaid Certificate of Ownership and Merger, certified by the Secretary of State of the State of Delaware, in the office of the Recorder of the County of Kent in the State of Delaware in accordance with the provisions of Sections 103 and 253 of the DGCL and will cause to be performed any and all other necessary acts within the State of Delaware and within any other appropriate jurisdiction required in connection with the Merger.

FURTHER RESOLVED that the foregoing resolutions may be terminated or amended by further resolutions of the Board of Directors of the Corporation or of any duly authorized committee thereof at any time prior to the effective date of the Merger.

FURTHER RESOLVED that the foregoing resolutions relating to the effectuation of the Merger shall be deemed to be a plan of liquidation satisfying the requirements of Section 332.

FURTHER RESOLVED that the Corporation may be served with process in any state or other jurisdiction and in any proceedings where such consent to service is a statutory condition to the Merger of the Subsidiary with and into the Corporation, and that any officer of the Corporation and the secretary or any assistant secretary of the Corporation be, and each of them hereby is, directed to prepare and execute, under the seal of the Corporation, such agreements to that effect, and such appointments of any secretary of state or any other person as agent for service of process in such proceedings, and to file the same in such Federal or state government offices or such other agencies, as they may deem necessary or advisable in order to accomplish the purposes of these resolutions; and that the secretary or any assistant secretary of the Corporation, be and each of them hereby is, authorized to annex to these resolutions each such agreement or appointment, and to certify the same as having been approved by resolution of this Board as fully as if set forth in full herein.

FURTHER RESOLVED that the officers of the Corporation be, and each of them hereby is, authorized, empowered, and directed to take all such further action to execute, deliver, certify and file all such further instruments and documents, in the name and on behalf of the Corporation or the Subsidiary, as the case may be, under each of their respective corporate seals or otherwise, and to take all such actions as such officer shall approve as necessary or advisable to carry out the intent and accomplish the purposes of the foregoing resolutions and the transactions contemplated thereby, the taking of such actions and execution, delivery, certification and filing of such documents to be conclusive evidence of such approval.

FIFTH:   The merger shall become effective upon filing with the Secretary of State of the State of Delaware.

SIXTH:   The Corporation shall be the surviving corporation in the merger.

IN WITNESS WHEREOF, said Corporation has caused this Certificate of Ownership and Merger to be signed by its Vice President as of the 1st day of June, 2000.

CPP/BELWIN, INC.

By:	/s/ Spencer B. Hays
Name: Spencer B. Hays
Title: Vice President

EXHIBIT A

PLAN OF MERGER

1.                                       CPP/Belwin, Inc., a business corporation incorporated under the laws of the State of Delaware (the “Surviving Corporation”), is the owner of all of the outstanding shares of Manhattan Music Inc., a business corporation incorporated under the laws of the State of New York (“Subsidiary”), shall merge Subsidiary into the Surviving Corporation pursuant to the provisions of the Business Corporation Law of the State of New York and to the provisions of the laws of the State of Delaware.

The name under which the Surviving Corporation was formed is C.P.P. Acquisition Corp.

2.                                    The number of outstanding shares of Subsidiary is 200, all of which arc of one class, and all of which are owned by the Surviving Corporation.

3.                                    The separate existence of Subsidiary shall cease upon the effective date of the merger pursuant to the provisions of the Business Corporation Law of the State of New York; and the Surviving Corporation shall continue its existence as the surviving corporation pursuant to the provisions of the laws of the State of Delaware.

4.                                    The issued shares of Subsidiary shall not be converted in any manner, but each said share which is issued as of the effective date of the merger shall be surrendered and extinguished.

5.                                    The Board of Directors and the officers of the Surviving Corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

6.                                    At any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, this Plan of Merger may be abandoned by the Surviving Corporation.

7.                                    The effective date of the merger shall be as set forth in the Certificate of Merger.